UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)    September 22, 2006
                                                       -------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-21995                                          06-1419064
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(Commission File Number)                       (IRS Employer Identification No.)

           15 Riverside Avenue
          Westport, Connecticut                          06880-4214
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

     The disclosure set forth in Item 5.02 below with respect to Robert Costantini is incorporated herein by reference.


Item 1.02.      Termination of a Material Definitive Agreement.

     The disclosure set forth in Item 5.02 below with respect to Robert Costantini is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert Costantini
-----------------

     On September 19, 2006, Robert Costantini, the Company's Chief Financial Officer, Senior Vice President of Finance, and Corporate Secretary, notified the Company that he was resigning from the Company effective September 30, 2006 to assume the role of CFO at another company.

     As a result of Mr. Costantini's resignation, pursuant to his employment agreement with the Company, dated as of October 7, 2003, Mr. Costantini will receive accrued salary payment for vacation earned but not taken through September 30, 2006.

     In addition, under Mr. Costantini's separate stock-based compensation agreements, Mr. Costantini's options to purchase 38,669 shares of the Company's common stock will expire on September 30, 2006.

     In lieu of Mr. Costantini providing the required notice period for separation from the Company, Mr. Costantini will be available to the Company at his normal base salary on a consulting basis for a limited period of time subsequent to September 30, 2006.

     The Company expects to conduct a search to identify potential candidates for the position of Chief Financial Officer of the Company.

Item 8.01.      Other Events.

     On September 22, 2006, the Company issued a press release announcing the resignation of Mr. Costantini as Chief Financial Officer, Senior Vice President of Finance, and Corporate Secretary of the Company. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.             Description
-----------             -----------

99.1                    Press release issued September 22, 2006


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST AVIATION SERVICES INC.


                                        By: /s/ Michael C. Culver
                                            ------------------------------------
                                            Name:  Michael C. Culver
                                            Title: Chief Executive Officer




Date: September 22, 2006






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

                          FIRST AVIATION SERVICES, INC.

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Press release issued September 22, 2006.









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